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                   Director Access (Series II and Series IIR)
                              Separate Account Two
                         Hartford Life Insurance Company

               Supplement Dated January 30, 2004 to the Prospectus
                             Dated January 30, 2004

The first bullet point paragraph under the subsection "What charges will I pay on an annual basis if I elect optional benefits?" in the "Highlights" section of your prospectus is deleted and replaced with the following paragraph:

- MAV/EPB DEATH BENEFIT CHARGE - You may elect an optional Death Benefit for an additional charge. We call the optional Death Benefit the "MAV/EPB Death Benefit", which is short for "Maximum Anniversary Value/Earnings Protection Death Benefit". If you elect the MAV/EPB Death Benefit, we will deduct an additional charge on a daily basis that is equal to an annual charge of 0.30% from your Contract Value invested in the Sub-Accounts. Once you elect this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts.

  This supplement should be retained with the prospectus for future reference.

HV-4297